[front cover]

[State Street logo]

STATE STREET RESEARCH
NEW YORK TAX-FREE FUND

ANNUAL REPORT
December 31, 1995

WHAT'S INSIDE

From the Chairman:
1995: An outstanding
year for investors

Portfolio Manager's Review:
A strong year for
municipal bonds

Fund Information:
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

FROM THE CHAIRMAN

[photo of Ralph F. Verni]

To Our Shareholders:

We have reluctantly bid farewell to 1995, an outstanding year for most of our investors. Stocks and bonds achieved their best results in many years. 1995 offered a uniquely positive combination of moderate economic growth, low inflation, falling interest rates, and strong corporate profits.

Looking ahead

We are cautiously optimistic about 1996. There are several positive signs. Inflation and interest rates remain low and the economy may be able to sustain modest growth. On January 31, the Federal Reserve lowered short-term interest rates by one-quarter point. This was the Fed's second interest-rate cut in less than two months.

Benefits of professional management

1996 may be a year in which the benefits of professional management will be more evident than ever. It can be reassuring to know that an experienced portfolio manager is working on your behalf, paying close attention to market conditions and economic indicators. We appreciate your trust.

Top-rated service

We work extremely hard to provide the highest-quality service to shareholders. Recently, State Street Research received two prestigious awards from Dalbar, an organization that rates mutual fund companies for their service. We were one of only seven firms to receive the Dalbar Quality Tested Service Seal, which recognizes leaders in all key service areas. Dalbar also awarded us Dalbar Key Honors, recognizing our service quality in written and telephone communications to shareholders.

Best wishes for a successful 1996.

Sincerely,
/s/Ralph F. Verni
Ralph F. Verni
Chairman
January 31, 1996

(1)+14.26% for Class B shares; +15.37% for Class C shares; +14.25% for Class D shares.

(2)Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance for a class includes periods prior to the adoption of class designations. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. Performance prior to class designations in 1993 does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" or "D" shares, which will reduce subsequent performance.

(4)Performance reflects up to maximum 4.5% front-end or 5% contingent deferred sales charges.

(5)Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.

(6)A small portion of the Fund's income may be subject to federal, state and local tax and/or alternative minimum tax; investors should consult their tax adviser.

Please note that the discussion throughout this shareholder report is dated as indicated and because of possible changes in viewpoint, data, and transactions, should not be relied upon as being current thereafter.

FUND INFORMATION (all data are for periods ended December 31, 1995)

Total value of $10,000 invested at Fund's inception(2)
(Class A shares, at maximum applicable sales charge)

[typeset representation of mountain chart]

7/5/89       9550
 12/89        9715
 12/90      10037
 12/91      11431
 12/92      12470
 12/93      14114
 12/94      13262
 12/95      15266

[end mountain chart]

SEC Average Annual Compound Rates of Return
(at maximum applicable sales charge)(3,4)

             Life of Fund
            (since 7/5/89)       5 years          1 year
--------    ---------------    ------------     --------------
Class A       +6.72%/+6.15%    +7.74%/+7.38%     +9.93%/+9.65%
--------      -------------      ----------      ------------
Class B       +7.16%/+6.59%    +8.03%/+7.66%     +9.26%/+8.97%
--------      -------------      ----------      ------------
Class C       +7.60%/+7.04%    +8.90%/+8.54%   +15.37%/+15.08%
--------      -------------      ----------      ------------
Class D       +7.16%/+6.59%    +8.32%/+7.95%   +13.25%/+12.96%
--------      -------------      ----------      ------------

Cumulative Total Returns
(do not reflect sales charge)(3,5)

             Life of Fund
            (since 7/5/89)       5 years               1 year
--------    ---------------    ------------        --------------
Class A       +59.85%/+54.31%   +52.09%/+49.47%   +15.11%/+14.82%
--------      -------------      ----------        ------------
Class B       +56.82%/+51.39%   +49.21%/+46.63%   +14.26%/+13.97%
--------      -------------      ----------        ------------
Class C       +61.04%/+55.54%   +53.22%/+50.65%   +15.37%/+15.08%
--------      -------------      ----------        ------------
Class D       +56.78%/+51.35%   +49.17%/+46.59%   +14.25%/+13.96%
--------      -------------      ----------        ------------

                                Taxable
                               Equivalent
                                 Yield
                              (36% federal
            SEC Yield(6)      tax bracket)
========    =============    ==============
Class A      4.34%/4.19%       6.78%/6.55%
--------     -----------     -------------
Class B      3.81%/3.64%       5.95%/5.69%
--------     -----------     -------------
Class C      4.79%/4.63%       7.48%/7.23%
--------     -----------     -------------
Class D      3.80%/3.64%       5.94%/5.69%
--------     -----------     -------------

SEC yield is calculated according to Securities and Exchange Commission requirements and is based on the net investment income produced for the 30 days ended December 31, 1995. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. In the previous charts, this first figure reflects expense reduction; the second shows what results would have been without expense reduction.

PORTFOLIO MANAGER'S REVIEW

  [photo of Paul J. Clifford, Jr.]
     Paul J. Clifford, Jr.
       Portfolio Manager

Investors in New York Tax-Free Fund were well rewarded in 1995. The Fund rode the wave of bond market strength, posting attractive returns for the past 12 months. Class A shares of the Fund offered a total return of +15.11% (does not reflect sales charge).(1) The Fund underperformed its peer category, Lipper Analytical Services New York Municipal Debt Funds, which provided an average total return of +16.73% (does not reflect sales charge).

Economic environment helped Fund performance

Throughout 1995, slowing economies both here and overseas, low inflation, and declining interest rates created a very favorable environment for bond investing. Yields on long-term U.S. Treasury bonds fell two full percentage points--a dramatic decline--and bond prices rose. In an effort to keep the economy from slowing too much, the Federal Reserve Board made two interest-rate cuts in the final two quarters of the year, which also helped fuel the bond rally. These factors were instrumental in helping your Fund's performance.

Municipal bonds experienced their strongest returns since 1986, but didn't perform quite as well as Treasury bonds, partly because of investors' concerns over proposed tax reforms.

Management strategy

With a bond fund, one of our most important management decisions is how to position the fund for changing interest rates. We do this by changing the fund's duration, which is a measure of a bond fund's sensitivity to the movement of interest rates. Funds with longer durations perform better in an environment of falling interest rates. When rates are rising, it is better to have a shorter duration.

After 1994's rising interest rates, we entered 1995 with a shorter duration for New York Tax-Free Fund than the market average. As the year progressed and it became clear the bond market rally was not a short-term trend, we looked to lengthen the Fund's duration. Because New York municipal bonds were in short supply in 1995, we were not able to extend duration as much as we wanted, which negatively affected the Fund's performance.

High-quality portfolio

New York Tax-Free Fund continues to target high-quality bonds. As of December 31, 1995, the bonds in the Fund's portfolio had an average quality of A+. Insured bonds made up 22% of the portfolio's holdings.

Your Fund's yield

1995's strong performance and decline in interest rates caused New York Tax-Free Fund's net asset value to rise and its yield to fall. The Fund's dividend did not change in 1995. However, we were forced to reduce the Fund's dividend in January (payable in February) by 0.2 cents per share.

Looking ahead

We view the municipal bond market with cautious optimism. There has been no indication that inflation is on the rise, and interest rates remain low. When you factor in the effects of taxes, municipal bond yields are very attractive relative to taxable bond yields. Municipal bonds also offer excellent value relative to U.S. Treasury bonds.

December 31, 1995


Bond Quality Ratings
(by percentage of net assets)

[typeset representation of pie chart]

A                          15%
AA                         16%
AAA                        26%
BBB                        35%
Not rated                   8%

[end pie chart]

Quality ratings based on those provided by Standard & Poor's Corp. and/or equivalent ratings by Moody's Investors Service, Inc.

Top 5 sectors
(by percentage of net assets)

[typeset representation of bar chart]

Lease revenue bonds                   22.9%
General obligation bonds              22.6%
Water/sewer bonds                      8.8%
Pre-refunded bonds                     6.6%
Industrial development and
pollution control bonds                5.9%

Total 66.8%

[end bar chart]

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------
Investment Portfolio
-------------------------------------------------------------------------------
December 31, 1995

--------------------------------------------------    ----------    ----------   ------------
                                                       Principal      Maturity       Value
                                                        Amount          Date        (Note 1)
--------------------------------------------------     ----------    ----------   ------------
MUNICIPAL BONDS 101.2%
General Obligation 22.6%
The City of New York, General Obligation Bonds,
Fiscal 1992 Series H, 7.00%                           $1,500,000     2/01/2005    $ 1,605,270

City of New York, General Obligation Bonds, Fiscal
1995 Series F, 6.375%                                  2,000,000     2/15/2006      2,083,780

City of Niagara Falls, Niagara County, New York,
Water Treatment Plant Bonds, 1994 (AMT), MBIA
Insured, 8.50%                                         1,000,000    11/01/2006      1,303,480

County of Onondaga, New York, General Improvement
(Serial) Bonds, 1992, 5.70%                            2,000,000     4/01/2007      2,154,800

City of Syracuse, Onondaga County, New York,
Public Improvement Refunding Bonds, Series 1993 A,
5.125%                                                 1,750,000     2/15/2009      1,794,485

State of New York, General Obligation Refunding
Bonds, Series C, 5.25%*                                2,750,000    10/01/2012      2,704,652

Town of Brookhaven, Suffolk County, New York,
Public Improvement Bonds, Serial 1995, FGIC
Insured, 5.50%                                         1,000,000    10/01/2012      1,022,920

City of New York, General Obligation Bonds, Fiscal
1996 Series G, 5.75%+                                  2,000,000     2/01/2014      1,966,820

County of Nassau, New York, General Obligation
Refunding Bonds, Series G, MBIA Insured, 5.45%         1,140,000     1/15/2015      1,144,001

Commonwealth of Puerto Rico, General Obligation
Public Improvement Refunding Bonds, Series 1995A,
MBIA Insured, 5.65%                                    1,000,000     7/01/2015      1,049,680
                                                                                  ------------
                                                                                   16,829,888
                                                                                  ------------
Certificates of Participation 1.8%
City of Syracuse, New York, (Syracuse Hancock
International Airport), Certificates of
Participation, Series 1992, Subject to AMT, 6.60%     $1,185,000     1/01/2006    $ 1,323,278
                                                                                  ------------
College & University 5.4%
Dormitory Authority of the State of New York,
Canisius College, Revenue Bonds, Series 1995,
CapMAC Insured, 5.55%                                  1,550,000     7/01/2014        563,239

Dormitory Authority of the State of New York,
University of Rochester, Strong Memorial Hospital,
Revenue Bonds, Series 1994, MBIA Insured, 5.50%        1,500,000     7/01/2021      1,510,680

Dormitory Authority of the State of New York,
Vassar College, Revenue Bonds, 5.00%+                  2,000,000     7/01/2025      1,925,400
                                                                                  ------------
                                                                                    3,999,319
                                                                                  ------------
Escrowed Bonds 1.3%
Dormitory Authority of the State of New York,
Judicial Facilities Lease Revenue Bonds, (Suffolk
County Issue) Series 1986, 7.375%                        755,000     7/01/2016        943,901
                                                                                  ------------
Hospital/Health Care 1.6%
New York State Medical Care Facilities Finance
Agency, Mental Health Services Facilities
Improvement Revenue Bonds, 1990 Series A, 7.75%          230,000     8/15/2010        258,548

New York State Medical Care Facilities Finance
Agency, Mental Health Facilities Revenue Bonds,
1993 Series F, FGIC Insured, 5.25%                     1,000,000     2/15/2019        978,970
                                                                                  ------------
                                                                                    1,237,518
                                                                                  ------------

The accompanying notes are an integral part of the financial statements.

                                      3

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------     ----------    ----------   ------------
                                                       Principal      Maturity       Value
                                                        Amount          Date        (Note 1)
--------------------------------------------------     ----------    ----------   ------------
Industrial Development & Pollution Control 5.9%
Herkimer County Industrial Development Agency,
Industrial Development Revenue Bonds, (Burrows
Paper Corporation Solid Waste Disposal Facility),
Series 1993, Subject to AMT, 8.00%                    $4,000,000     1/01/2009    $ 4,376,320
                                                                                  ------------
Lease Revenue 22.9%
Dormitory Authority of the State of New York,
Judicial Facilities Lease Revenue Bonds, (Suffolk
County Issue), Series 1991A, 9.25%                     1,500,000     4/15/2006      1,678,725

Dormitory Authority of the State of New York,
State University Educational Facilities, Revenue
Bonds, Series A, 6.50%                                 2,500,000     5/15/2006      2,747,125

City University of the State of New York (John Jay
College of Criminal Justice) Project Refunding
Bonds, 6.00%+                                          1,000,000     8/15/2006      1,047,920

Puerto Rico Public Buildings Authority, Public
Education and Health Facilities Refunding Bonds,
Series M, 5.60%                                        2,000,000     7/01/2008      2,076,540

Lyons Community Health Initiatives Corp., Facility
Revenue Bonds, Series 1994, 6.55%                        500,000     9/01/2009        540,190

New York State Thruway Authority, Service Contract
Revenue Bonds, 6.25%                                   1,000,000     4/01/2014      1,046,770

Dormitory Authority of the State of New York, City
University Series A, 5.625%                            2,500,000     7/01/2016      2,519,700

New York State Urban Development Corp., Project
Revenue Bonds, (Clarkson University Center for
Advanced Materials Processing Loan), 1995
Refunding Series, 5.50%                               $1,000,000     1/01/2020    $   988,180

New York State Urban Development Corp., State
Facilities Refunding Project Revenue Bonds, 1995
Refunding Series, 5.70%                                3,300,000     4/01/2020      3,351,942

Lyons Community Health Initiatives Corp., (New
York), Facility Revenue Bonds, Series 1994, 6.80%      1,000,000     9/01/2024      1,091,580
                                                                                  ------------
                                                                                   17,088,672
                                                                                  ------------
Life Care 3.4%
Orange County Industrial Development Agency, (The
Glen Arden, Inc. Project), Life Care Community
Revenue Bonds, Series 1994, 8.25%                      1,000,000     1/01/2002      1,038,210

Tompkins County Industrial Development Agency,
Life Care Community Revenue Bonds, 1994 (Kendal at
Ithaca, Inc. Project), 7.70%                           1,430,000     6/01/2011      1,487,014
                                                                                  ------------
                                                                                    2,525,224
                                                                                  ------------
Multi-Family Housing 1.4%
New York State Housing Finance Agency,
Multi-Family Housing Revenue Bonds, (Secured
Mortgage Program), 1992 Series F, Subject to AMT,
6.625%                                                 1,000,000     8/15/2012      1,064,230
                                                                                  ------------
Power 2.8%
Power Authority of the State of New York, General
Purpose Bonds, Series W, 6.50%                         1,850,000     1/01/2008      2,114,199
                                                                                  ------------

The accompanying notes are an integral part of the financial statements.

                                      4

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------     ----------    ----------   ------------
                                                       Principal      Maturity       Value
                                                        Amount          Date        (Note 1)
--------------------------------------------------     ----------    ----------   ------------
Pre-Refunded Bonds 6.6%
City of Syracuse, Onondaga County, New York,
Public Improvement Bonds, 1991, Pre-Refunded to
2/15/2001 @ 102, 6.70%                                $   500,000    2/15/2006     $   562,575

Grand Central District Management Association,
Inc., Grand Central Business Improvement District,
Capital Improvement Bonds, Series 1992,
Pre-Refunded to 1/01/2002 @ 102, 6.50%                 1,000,000     1/01/2010      1,127,780

Dormitory Authority of the State of New York,
State University Educational Facilities, Revenue
Bonds, Series 1990A, Pre-Refunded to 5/15/2000 @
102, 7.70%                                               600,000     5/15/2012        694,206

New York City Municipal Water Finance Authority,
Water and Sewer System Revenue Bonds, Fiscal 1991
Series C, FGIC Insured, Pre-Refunded to
6/15/2001 @ 101.5, 7.00%                                 600,000     6/15/2016        686,622

County of Suffolk, New York, General Obligations,
MBIA Insured, 1990 Series B, Pre-Refunded to
4/01/2000 @ 102, 7.10%                                   425,000     4/01/2018        480,407

Orangetown Housing Authority, (Rockland County,
New York), Housing Facilities Revenue Bonds
(Orangetown Senior Housing Center-1990 Series),
Pre-Refunded to 10/1/2000 @ 102, 7.50%                   400,000    10/01/2020        462,748

Town of Clifton Park Water Authority, (New York),
Water System Revenue Bonds, 1991 Series A, FGIC
Insured, Pre-Refunded to 10/1/2001 @ 102, 6.375%      $  800,000    10/01/2026     $  905,680
                                                                                  ------------
                                                                                    4,920,018
                                                                                  ------------
Public Facilities 3.4%
Puerto Rico Public Buildings Authority, Government
Facilities Revenue Bonds, Series A, AMBAC Insured,
5.50%                                                  2,500,000     7/01/2021      2,519,050
                                                                                  ------------
Single-Family Housing 3.0%
State of New York Mortgage Agency, Homeowner
Mortgage Revenue Bonds, Series 45, 7.20%               2,000,000    10/01/2017      2,203,500
                                                                                  ------------
Special/Sales Tax Revenue 5.0%
New York Local Government Assistance Corp., (A
Public Benefit Corporation of the State of New
York), Series 1993 E Refunding Bonds, 6.00%            2,500,000     4/01/2014      2,702,800

New York Local Government Assistance Corp., (A
Public Benefit Corporation of the State of New
York), Series 1995A Tax Revenue Bonds, 6.00%           1,000,000     4/01/2024      1,033,780
                                                                                  ------------
                                                                                    3,736,580
                                                                                  ------------
Toll Roads/Turnpike Authorities 2.7%
Port Authority of New York and New Jersey
Consolidated Bonds, Series 100, 5.75%                  2,000,000    12/15/2020      2,040,280
                                                                                  ------------
Transit/Highway 2.6%
New York State Thruway Authority, General Revenue
Bonds, Series B, MBIA Insured, 5.00%                   2,000,000     1/01/2014      1,930,940
                                                                                  ------------

The accompanying notes are an integral part of the financial statements.

                                      5

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------     ----------    ----------   ------------
                                                       Principal      Maturity       Value
                                                        Amount          Date        (Note 1)
--------------------------------------------------     ----------    ----------   ------------
Water & Sewer 8.8%
New York State Environmental Facilities
Corporation, State Water Pollution Control,
Revolving Fund Revenue Bonds, Series 1994 D,
(Pooled Loan Issue), 6.70%                            $2,000,000    11/15/2009    $ 2,326,300

Commonwealth of Puerto Rico, Aqueduct and Sewer
Authority, General Revenue Bonds, 6.25%                1,000,000     7/01/2013      1,085,920

Town of Clifton Park Water Authority, (New York),
Water System Revenue Bonds, MBIA Insured, 5.00%        1,240,000    10/01/2014      1,210,426

Suffolk County Water Authority, New York, Water
System Revenue Bonds, Series 1994, MBIA Insured,
5.00%                                                  1,000,000     6/01/2015        975,690

Commonwealth of Puerto Rico, Aqueduct and Sewer
Authority, General Revenue Bonds, 5.00%                1,000,000     7/01/2015        952,130
                                                                                    6,550,466
                                                                                  ------------
Total Municipal Bonds (Cost $71,213,740)                                           75,403,383
                                                                                  ------------

SHORT-TERM OBLIGATIONS 3.9%
New York State Job Development Authority, General
Revenue Bonds, Series B, 5.00%*                          100,000   3/01/2005++        100,000

Metropolitan Nashville, Tennessee, Airport
Authority Special Facilities General Revenue
Bonds, 4.30%*                                          1,700,000  10/01/2012++      1,700,000

Lone Star, Texas, Airport Improvement Authority,
(American Airlines Inc. Project), 4.30%*                 100,000  12/01/2014++        100,000

Lone Star, Texas, Airport Improvement Authority,
(American Airlines Inc. Project), 3.95%*              $  200,000  12/01/2014++    $   200,000

Babylon, New York, Industrial Development Agency,
(Ogden Martin Systems of Babylon Project), General
Revenue Bonds 3.95%*                                     500,000  12/01/2024++        500,000

Los Angeles, California, Regional Airports
Improvement Corp., General Revenue Bonds, Series
1985, 4.30%*                                             200,000  12/01/2025++        200,000

Delaware State Economic Development Authority,
General Revenue Bonds, 3.40%*                            100,000  10/01/2029++        100,000
                                                                                  ------------
Total Short-Term Obligations (Cost $2,900,000)                                      2,900,000
                                                                                  ------------
Total Investments (Cost $74,113,740)--105.1%                                       78,303,383
Cash and Other Assets, Less Liabilities--(5.1)%                                    (3,769,047)
                                                                                  ------------
Net Assets--100%                                                                  $74,534,336
                                                                                  ============
Federal Income Tax Information:

At December 31, 1995, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $74,113,740 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is
an excess of value over tax cost                                                  $ 4,199,282

Aggregate gross unrealized depreciation for all investments in which there is
an excess of tax cost over value                                                       (9,639)
                                                                                  ------------
                                                                                  $ 4,189,643
                                                                                  ============

-------------------------------------------------------------------------------
++Interest rates on these obligations may reset daily.

 +The delivery and payment of this security is beyond the normal settlement time of three business days after the trade date. The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.

 *This security is being used to collateralize the delayed delivery purchase noted above. The total market value of segregated securities is $5,604,652.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1995

Assets
Investments, at value (Cost $74,113,740) (Note 1)     $78,303,383
Cash                                                       83,562
Interest receivable                                     1,322,896
Receivable from Distributor (Note 3)                        9,806
Other assets                                                   30
                                                        ----------
                                                       79,719,677

Liabilities
Payable for securities purchased                        4,867,533
Dividends payable                                          71,349
Payable for fund shares redeemed                           68,228
Accrued transfer agent and shareholder services
  (Note 2)                                                 46,436
Accrued management fee (Note 2)                            34,478
Accrued distribution and service fees (Note 5)             17,308
Accrued trustees' fees (Note 2)                             5,072
Other accrued expenses                                     74,937
                                                        ----------
                                                        5,185,341
                                                        ----------

Net Assets                                            $74,534,336
                                                        ==========
Net Assets consist of:
 Undistributed net investment income                  $    59,442
 Unrealized appreciation of investments                 4,189,643
 Accumulated net realized loss                           (701,193)
 Shares of beneficial interest                         70,986,444
                                                        ----------
                                                      $74,534,336
                                                        ==========
Net Asset Value and redemption price per share of
  Class A shares ($20,043,063 / 2,436,321 shares
  of beneficial interest)                                    $8.23
                                                        ==========
Maximum Offering Price per share of Class A shares
  ($8.23 / .955)                                             $8.62
                                                        ==========
Net Asset Value and offering price per share of
  Class B shares ($15,083,560 / 1,833,374 shares
  of beneficial interest)*                                   $8.23
                                                        ==========
Net Asset Value, offering price and redemption
  price per share of Class C shares ($38,756,979 /
  4,705,972 shares of beneficial interest)                   $8.24
                                                        ==========
Net Asset Value and offering price per share of
  Class D shares ($650,734 / 79,033 shares of
  beneficial interest)*                                      $8.23
                                                        ==========
*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended December 31, 1995

Investment Income
Interest                                               $ 4,538,455

Expenses
Management fee (Note 2)                                    404,069
Transfer agent and shareholder services (Note 2)           172,919
Custodian fee                                              105,157
Reports to shareholders                                     41,544
Audit fee                                                   20,211
Registration fees                                           15,350
Trustees' fees (Note 2)                                     12,892
Service fee--Class A (Note 5)                               48,470
Distribution and service fees--Class B (Note 5)            132,971
Distribution and service fees--Class D (Note 5)              7,444
Legal fees                                                     752
Miscellaneous                                                8,537
                                                         ----------
                                                           970,316
Expenses borne by the Distributor (Note 3)                (156,963)
                                                         ----------
                                                           813,353
                                                         ----------
Net investment income                                    3,725,102
                                                         ----------

Realized and Unrealized Gain (Loss) on Investments
  and Futures Contracts
Net realized gain on investments (Notes 1 and 4)         2,467,652
Net realized loss on futures contracts (Note 1)             (5,636)
                                                         ----------
  Total net realized gain                                2,462,016
Net unrealized appreciation of investments               4,123,535
                                                         ----------
Net gain on investments and futures contracts            6,585,551
                                                         ----------
Net increase in net assets resulting from
  operations                                           $10,310,653
                                                         ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------
Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                              Year ended December 31
                                           --------------------------
                                               1995           1994
----------------------------------------    ----------   ------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                      $ 3,725,102    $ 3,954,491
Net realized gain (loss) on investments
  and futures contracts*                     2,462,016     (3,161,667)
Net unrealized appreciation
  (depreciation) of investments              4,123,535     (5,773,470)
                                              --------      ----------
Net increase (decrease) resulting from
  operations                                10,310,653     (4,980,646)
                                              --------      ----------
Dividends from net investment income:
 Class A                                    (1,009,558)      (895,478)
 Class B                                      (589,598)      (441,657)
 Class C                                    (2,182,901)    (2,488,395)
 Class D                                       (33,292)       (34,740)
                                              --------      ----------
                                            (3,815,349)    (3,860,270)
                                              --------      ----------
Distribution from net realized gains:
 Class A                                            --        (19,501)
 Class B                                            --        (12,917)
 Class C                                            --        (42,991)
 Class D                                            --           (854)
                                              --------      ----------
                                                    --        (76,263)
                                              --------      ----------
Net increase (decrease) from fund share
  transactions (Note 7)                     (3,830,608)       709,765
                                              --------      ----------
Total increase (decrease) in net assets      2,664,696     (8,207,414)

Net Assets
Beginning of year                           71,869,640     80,077,054
                                              --------      ----------
End of year (including undistributed net
  investment income of $59,442 and
  $141,050, respectively)                  $74,534,336    $71,869,640
                                              ========      ==========
*Net realized gain (loss) for  Federal
  income tax  purposes (Note 1)            $ 1,435,929    $(2,135,580)
                                              ========      ==========

The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1995

Note 1

State Street Research New York Tax-Free Fund (the "Fund"), is a series of State Street Research Tax-Exempt Trust (the "Trust"), formerly MetLife-State Street Tax-Exempt Trust, which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in July, 1989. Two series of the Trust are publicly offered: State Street Research New York Tax-Free Fund and State Street Research Tax-Exempt Fund.


The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes and New York State and New York City personal income taxes. To achieve its investment objective, the Fund intends to invest primarily in securities which are issued by or on behalf of New York State or its political subdivisions and by other governmental entities.


The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Investments of $1 million or more in Class A shares, which are not subject to any initial sales charge, are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declared separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------
NOTES (cont'd)
-------------------------------------------------------------------------------

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1995, the Fund had a capital loss carryforward of $701,193 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through December 31, 1994 the Fund incurred net capital losses of $1,026,087 and has deferred and treated such losses as arising in the fiscal year ended December 31, 1995.

F. Futures Contracts

The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the differences between the value of the contract at the time it was opened and the value at the time it was closed.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1995, the fees pursuant to such agreement amounted to $404,069.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1995 the amount of such expenses was $36,119.

The fees of the Trustees not currently affiliated with the Adviser amounted to $12,892 during the year ended December 31, 1995.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended December 31, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $156,963.

Note 4

For the year ended December 31, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $79,486,594 and $82,408,125, respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1995, fees pursuant to such plan amounted to $48,470, $132,971 and $7,444 for Class A, Class B and Class D, respectively.

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $15,287 and $113,598, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1995, and that MetLife Securities, Inc. earned commissions aggregating $102,365 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $109,751 and $5 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

Under normal circumstances at least 80% of the Fund's net assets will be invested in New York Municipal Obligations. New York State and New York City face potential economic problems due to various financial, social, economic and political factors which could seriously affect their ability to meet continuing obligations for principal and interest payments. Also, the Fund is able to invest up to 25% of total assets in a single industry. Accordingly, the Fund's investments may be subject to greater risk than those in a fund with more restrictive concentration limits.

At December 31, 1995, investments totalling 12.9% of the Fund's net assets were insured as to the timely payment of principal and interest by Municipal Bond Investors Assurance Corp. (MBIA).

Note 7

  The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1995, Metropolitan owned 61,186 Class A shares and 61,186 Class D shares and the Distributor owned one Class C share of the Fund.

Share transactions were as follows:

                                                         Year ended December 31
                                         -------------------------------------------------------
                                                   1995                         1994
                                          -----------------------   ----------------------------
Class A                                   Shares        Amount        Shares          Amount
-------------------------------------     --------    -----------    ----------   --------------
Shares sold                               659,418    $ 5,224,381     1,289,154     $ 10,313,220
Issued upon reinvestment of:
 Distribution from net realized gains          --             --         2,365           17,808
 Dividends from net investment income     102,754        817,666        84,420          662,001
Shares repurchased                       (745,045)    (5,906,953)     (756,289)      (5,929,186)
                                           ------      ---------      --------      ------------
Net increase                               17,127    $   135,094       619,650     $  5,063,843
                                           ======      =========      ========      ============
Class B                                    Shares       Amount         Shares          Amount
-------------------------------------      ------      ---------      --------      ------------
Shares sold                               412,260    $ 2,896,528       885,313     $  7,083,969
Issued upon reinvestment of:
 Distribution from net realized gains          --             --         1,577           11,857
 Dividends from net investment income      58,893        434,274        32,680          258,543
Shares repurchased                       (249,652)    (1,557,767)     (204,942)      (1,640,186)
                                           ------      ---------      --------      ------------
Net increase                              221,501    $ 1,773,035       714,628     $  5,714,183
                                           ======      =========      ========      ============
Class C                                    Shares       Amount         Shares          Amount
-------------------------------------      ------      ---------      --------      ------------
Shares sold                                24,846    $   199,861        44,692     $    369,145
Issued upon reinvestment of:
 Distribution from net realized gains          --             --         5,159           38,844
 Dividends from net investment income     208,442      1,655,838       226,396        1,765,589
Shares repurchased                       (934,625)    (7,406,811)   (1,563,955)     (12,288,139)
                                           ------      ---------      --------      ------------
Net decrease                             (701,337)   $(5,551,112)   (1,287,708)    $(10,114,561)
                                           ======      =========      ========      ============
Class D                                    Shares       Amount         Shares          Amount
-------------------------------------      ------      ---------      --------      ------------
Shares sold                                 4,415    $    35,225        14,755     $    119,504
Issued upon reinvestment of:
 Distribution from net realized gains          --             --            99              745
 Dividends from net investment income         880          6,996         1,427           11,193
Shares repurchased                        (28,950)      (229,846)      (10,858)         (85,142)
                                           ------      ---------      --------      ------------
Net increase (decrease)                   (23,655)   $  (187,625)        5,423     $     46,300
                                           ======      =========      ========      ============

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                          Class A                           Class B
                                                 ---------------------------     -----------------------------
                                                   Year ended December 31            Year ended December 31
                                                 ---------------------------     -----------------------------
                                                 1995       1994     1993**       1995       1994      1993**
 --------------------------------------------    ------    -------    ------      ------    -------   --------
Net asset value, beginning of year                $7.53     $8.43      $8.20       $7.53     $8.43      $8.20
Net investment income*                              .40       .40        .22         .34       .34        .19
Net realized and unrealized gain (loss)
  on investments                                    .71      (.90)       .25         .71      (.90)       .25
Dividends from net investment income               (.41)     (.39)      (.22)       (.35)     (.33)      (.19)
Distributions from net realized gains                --      (.01)      (.02)         --      (.01)      (.02)
                                                   ----      -----      ----        ----      -----      ------
Net asset value, end of year                      $8.23     $7.53      $8.43       $8.23     $7.53      $8.43
                                                   ====      =====      ====        ====      =====      ======
Total return                                      15.11%+   (6.04)%+    5.79%+++   14.26%+   (6.74)%+    5.35%+++
Net assets at end of year (000s)                $20,043   $18,214    $15,175     $15,084   $12,131     $7,567
Ratio of operating expenses to average net
  assets*                                          1.10%     1.10%      1.10%++     1.85%     1.85%      1.85%++
Ratio of net investment income to average
  net assets*                                      5.07%     5.07%      4.68%++     4.32%     4.34%      3.93%++
Portfolio turnover rate                          109.74%    64.80%     33.11%     109.74%    64.80%     33.11%
*Reflects voluntary assumption of fees or
  expenses per share in each year (Note 3).        $.02      $.03       $.01        $.02      $.03       $.01

                                                                      Class C
                                          ----------------------------------------------------------------
                                                               Year ended December 31
                                          ----------------------------------------------------------------
                                           1995        1994          1993          1992           1991
--------------------------------------     ------    ----------    ----------    ----------   ------------
Net asset value,
  beginning of year                        $7.54       $8.44         $7.84        $7.61          $7.11
Net investment income*                       .42         .42           .42          .44            .45
Net realized and unrealized gain
  (loss) on investments                      .71        (.90)          .62          .23            .51
Dividends from net investment income        (.43)       (.41)         (.42)        (.44)          (.46)
Distributions from net
  realized gains                              --        (.01)         (.02)          --             --
                                            ----      --------      --------      --------      ----------
Net asset value, end of year               $8.24       $7.54         $8.44        $7.84          $7.61
                                            ====      ========      ========      ========      ==========
Total return                               15.37%+     (5.79)%+      13.46%+       9.08%+        13.88%+
Net assets at end of year (000s)         $38,757     $40,750       $56,515      $41,558        $21,512
Ratio of operating expenses to average
  net assets*                               0.85%       0.85%         0.85%        0.85%          0.85%
Ratio of net investment income to
  average net assets*                       5.33%       5.29%         5.10%        5.71%          6.21%
Portfolio turnover rate                   109.74%      64.80%        33.11%       29.39%         30.24%
*Reflects voluntary assumption of fees
  or expenses per share in each year
  (Note 3).                                 $.02        $.03          $.01         $.02           $.05

                                                        Class D
                                           ----------------------------------
                                                Year ended December 31
                                           ----------------------------------
                                           1995        1994         1993**
--------------------------------------     ------    ----------    ----------
Net asset value,
  beginning of year                        $7.53       $8.44         $8.20
Net investment income*                       .35         .34           .19
Net realized and unrealized gain
  (loss) on investments                      .70        (.91)          .25
Dividends from net investment income        (.35)       (.33)         (.18)
Distributions from net
  realized gains                              --        (.01)         (.02)
                                            ----      --------      --------
Net asset value, end of year               $8.23       $7.53         $8.44
                                            ====      ========      ========
Total return                               14.25%+     (6.86)%+       5.46%+++
Net assets at end of year (000s)            $651        $774          $821
Ratio of operating expenses to average
  net assets*                               1.85%       1.85%         1.85%++
Ratio of net investment income to
  average net assets*                       4.35%       4.31%         3.94%++
Portfolio turnover rate                   109.74%      64.80%        33.11%
*Reflects voluntary assumption of fees
  or expenses per share in each year
  (Note 3).                                 $.02        $.03          $.01

-------------------------------------------------------------------------------
 **June 7, 1993 (commencement of share class designations) to December 31,
   1993.
 ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research New York Tax-Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research New York Tax-Free Fund (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards with require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 2, 1996

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

Throughout 1995, the slowing economy, low inflation, and declining interest rates created a very favorable environment for bond investing. In 1995, municipal bonds experienced their strongest returns since 1986, which helped buoy New York Tax-Free Fund's returns.


In an effort to keep the economy from slowing too much, the Federal Reserve Board made two interest-rate cuts in the final two quarters of the year, which also helped fuel the bond rally. These factors were instrumental in helping the Fund's performance.

The Fund entered 1995 with a shorter duration than the market average and looked to lengthen the duration to take advantage of the falling interest-rate environment. The low supply of New York municipal bonds slowed Fund efforts to lengthen the duration, negatively affecting the Fund's performance.

December 31, 1995

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. In the charts at the right, this first figure reflects expense reduction; the second shows what results would have been without subsidization. Performance for a class includes periods prior to the adoption of class designations. Performance reflects up to maximum 4.5% front-end or 5% contingent deferred sales charges. Performance prior to class designations in 1993 does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "D" shares, which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. The Lehman Municipal Bond Index represents approximately 15,000 fixed-coupon, investment grade municipal bonds. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                  Comparison Of Change In Value Of A $10,000
                   Investment In New York Tax-Free Fund and
                       The Lehman Municipal Bond Index

[typeset versions of 4 line charts]

                     Class A Shares

              Average Annual Total Return
 -------------------------------------------------------
     1 Year              5 Years          Life of Fund
 -------------------------------------------------------
  +9.93%/+9.65%       +7.74%/+7.38%      +6.72%/+6.15%
 -------------------------------------------------------

                       Lehman
           New York   Municipal
           Tax-Free    Bond
            Fund       Index
 7/89        9550      10000
12/89        9714      10391
12/90       10036      11148
12/91       11428      12502
12/92       12465      13604
12/93       14108      15275
12/94       13256      14485
12/95       15259      17014

                      Class B Shares

              Average Annual Total Return
 -------------------------------------------------------
     1 Year              5 Years          Life of Fund
 -------------------------------------------------------
  +9.26%/+8.97%       +8.03%/+7.66%      +7.16%/+6.59%
 -------------------------------------------------------

                       Lehman
           New York   Municipal
           Tax-Free    Bond
            Fund       Index
 7/89       10000      10000
12/89       10172      10391
12/90       10509      11148
12/91       11967      12502
12/92       13052      13604
12/93       14710      15275
12/94       13719      14485
12/95       15675      17014

                      Class C Shares

              Average Annual Total Return
 -------------------------------------------------------
     1 Year              5 Years          Life of Fund
 -------------------------------------------------------
 +15.37%/+15.08%      +8.90%/+8.54%      +7.60%/+7.04%
 -------------------------------------------------------

                       Lehman
           New York   Municipal
           Tax-Free    Bond
            Fund       Index
 7/89      10000      10000
12/89      10172      10391
12/90      10509      11148
12/91      11967      12502
12/92      13052      13604
12/93      14810      15275
12/94      13952      14485
12/95      16097      17014

                  Class D Shares

              Average Annual Total Return
 -------------------------------------------------------
     1 Year              5 Years          Life of Fund
 -------------------------------------------------------
 +13.25%/+12.96%      +8.32%/+7.95%      +7.16%/+6.59%
 -------------------------------------------------------

                       Lehman
           New York   Municipal
           Tax-Free    Bond
            Fund       Index
 7/89      10000       10000
12/89      10172       10391
12/90      10509       11148
12/91      11967       12502
12/92      13052       13604
12/93      14726       15275
12/94      13717       14485
12/95      15671       17014

[end line charts]

STATE STREET RESEARCH NEW YORK TAX-FREE FUND

-------------------------------------------------------------------------------
Fund Information, Officers and Trustees of State Street Research Tax-Exempt
Trust
-------------------------------------------------------------------------------

Fund Information

State Street Research
New York Tax-Free Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

Paul J. Clifford, Jr.
Vice President

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School
of Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[back cover]

State Street Research                                            Bulk Rate
New York-Tax Free Fund                                          U.S. Postage
One Financial Center                                               PAID
Boston, MA 02111                                                Brockton, MA
                                                               Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
    State Street Research
    Shareholder Services
    P.O. Box 8408
    Boston, MA 02266-8408

[State Street logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

CONTROL NUMBER: 2966-960216(0397)SSR-LD
Cover Illustration by Dorothy Cullinan
NYTF-927D-296

[front cover]

[State Street logo] STATE STREET RESEARCH

STATE STREET RESEARCH
TAX-EXEMPT FUND

ANNUAL REPORT
December 31, 1995

[photo of child with building blocks]

WHAT'S INSIDE

From the Chairman:
1995: An outstanding
year for investors

Portfolio Manager's Review:
A strong year for
municipal bonds

Fund Information:
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

FROM THE CHAIRMAN

[photo of Ralph F. Verni]

To Our Shareholders:

We have reluctantly bid farewell to 1995, an outstanding year for most of our investors. Stocks and bonds achieved their best results in many years. 1995 offered a uniquely positive combination of moderate economic growth, low inflation, falling interest rates, and strong corporate profits.

Looking ahead

We are cautiously optimistic about 1996. There are several positive signs. Inflation and interest rates remain low and the economy may be able to sustain modest growth. On January 31, the Federal Reserve lowered short-term interest rates by one-quarter point. This was the Fed's second rate cut in less than two months.

Benefits of professional management

1996 may be a year in which the benefits of professional management will be more evident than ever. It can be reassuring to know that an experienced portfolio manager is working on your behalf, paying close attention to market conditions and economic indicators. We appreciate your trust.

Top-rated service

We work extremely hard to provide the highest-quality service to shareholders. Recently, State Street Research received two prestigious awards from Dalbar, an organization that rates mutual fund companies for their service. We were one of only seven firms to receive the Dalbar Quality Tested Service Seal, which recognizes leaders in all key service areas. Dalbar also awarded us Dalbar Key Honors, recognizing our service quality in written and telephone communications to shareholders.

Best wishes for a successful 1996.

Sincerely,
/s/Ralph F. Verni
Ralph F. Verni
Chairman
January 31, 1996

(1)+15.72% for Class B shares; +16.76% for Class C shares; +15.58% for Class D shares.

(2)Investment results are based on an assumed $10,000 investment at "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes reinvestment of capital gain distributions and income dividends. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(3)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In March 1992, the Fund changed its investment objective to eliminate requirements that a percentage of the Fund be invested in certain rating categories. Previously, it was required to invest 80% in securities rated A, BBB, BB, or better. Past performance, therefore, may not be indicative of future results. Performance for a class includes periods prior to the adoption of class designations. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .25%, and performance thereafter reflects 12b-1 fees of 1%, which will reduce subsequent performance.

(4)Performance reflects up to maximum 4.5% front- end or 5% contingent deferred sales charges.

(5)Cumulative total returns are not annualized, nor do they reflect sales charges, which, if reflected, would reduce performance.

Please note that the discussion throughout this shareholder report is dated as indicated and because of possible changes in viewpoint, data, and transactions, should not be relied upon as being current thereafter.

FUND INFORMATION (all data are for periods ended December 31, 1995)

Total value of $10,000 invested at Fund's inception(2)
(Class A shares, at maximum applicable sales charge)

SEC Average Annual Compound Rates of Return
(at maximum applicable sales charge)(3,4)

--------   ---------------    -------   ---------
             Life of Fund
            (since 8/25/86)    5 years     1 year
--------    ---------------    -------   ---------
Class A          +7.04%         +7.27%     +11.33%
--------      -------------     ------      -------
Class B          +7.35%         +7.55%     +10.72%
--------      -------------     ------      -------
Class C          +7.62%         +8.35%     +16.76%
--------      -------------     ------      -------
Class D          +7.34%         +7.82%     +14.58%
--------      -------------     ------      -------

Cumulative Total Returns
(does not reflect sales charge)(3,5)

--------   ---------------    -------   ---------
             Life of Fund
            (since 8/25/86)    5 years     1 year
--------    ---------------    -------   ---------
Class A         +98.06%        +48.76%     +16.58%
--------      -------------     ------      -------
Class B         +94.33%        +45.96%     +15.72%
--------      -------------     ------      -------
Class C         +98.90%        +49.39%     +16.76%
--------      -------------     ------      -------
Class D         +94.07%        +45.76%     +15.58%
--------      -------------     ------      -------

                          Taxable
                         Equivalent
                           Yield
                        (36% federal
            SEC Yield   tax bracket)
--------      ------      ----------
Class A       4.32%         6.75%
--------      ------      ----------
Class B       3.78%         5.91%
--------      ------      ----------
Class C       4.80%         7.50%
--------      ------      ----------
Class D       3.79%         5.92%
--------      ------      ----------

SEC yield is calculated according to Securities and Exchange Commission requirements and is based on the net investment income produced for the 30 days ended December 31, 1995. A small portion of the Fund's income may be subject to state and local tax; investors should consult their tax adviser.

PORTFOLIO MANAGER'S REVIEW

[photo of Paul J. Clifford, Jr.]
Paul J. Clifford, Jr.
Portfolio Manager

Paul J. Clifford, Jr. became portfolio manager for State Street Research Tax-Exempt Fund in January 1996. Paul has 11 years of investment experience and also manages State Street Research New York Tax-Free Fund.
Investors in Tax-Exempt Fund were well rewarded in 1995. The Fund rode the wave of bond market strength, posting attractive returns for the past 12 months. Class A shares of the Fund offered a total return of +16.58% (does not reflect sales charge).(1) The Fund slightly underperformed its peer category, Lipper Analytical Services Municipal Debt Funds, which provided an average total return of +16.84% (does not reflect sales charge).

Economic environment helped Fund performance

Throughout 1995, slowing economies here and overseas, low inflation, and declining interest rates created a very favorable environment for bond investing. Yields on long-term U.S. Treasury bonds fell two full percentage points--a dramatic decline--and bond prices rose. In an effort to keep the economy from slowing too much, the Federal Reserve Board made two interest-rate cuts in the second half of the year, which helped fuel the bond rally.

Municipal bonds experienced their strongest returns since 1986, but didn't perform quite as well as Treasury bonds, partly because of investors' concerns over proposed tax reforms.

Management strategy

One of our most important management decisions is how to position the Fund for changing interest rates. We do this by changing the Fund's duration, which is a measure of a bond fund's sensitivity to the movement of interest rates. Funds with longer durations perform better in an environment of falling interest rates. When rates are rising, it is better to have a shorter duration.

After 1994's rising interest rates, Tax-Exempt Fund entered 1995 with a shorter duration than the market average. When it became clear the bond market rally was not a short-term trend, we gradually lengthened the Fund's duration. This helped the Fund take better advantage of the falling interest-rate environment.

Another component of our strategy was to emphasize states whose bonds demonstrated relatively high demand and low supply. We maintained a strong overweighting in California bonds, which performed well.

High-quality portfolio

The average quality of the bonds in the Fund's portfolio was AA, as measured by Moody's and Standard & Poor's. Since the difference between yields offered by higher- and lower-quality bonds remains narrow, we are maintaining an emphasis on high-quality bonds.

Your Fund's yield

1995's strong performance and decline in interest rates caused Tax-Exempt Fund's net asset value to rise and its yield to fall. The Fund's dividend did not change in 1995. However, if interest rates continue to decline, it may become necessary to reduce the Fund's dividend.

Looking ahead

We view the municipal bond market with cautious optimism. Inflation is low, and interest rates remain low. When you factor in the effects of taxes, municipal bond yields are very attractive relative to taxable bond yields. Municipal bonds also offer excellent value relative to U.S. Treasury bonds.

December 31, 1995

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Bond Quality Ratings
(by percentage of net assets)

[typeset representation of pie chart]

AAA                        36%
AA                         33%
A                          14%
BBB                        12%
Not rated                   5%

[end pie chart]

Quality ratings based on those provided
by Standard & Poor's Corp. and/or equivalent ratings by Moody's Investors Service, Inc.

Top 5 State Representations
(by percentage of net assets)

[typeset representation of bar chart]

California                17.1%
Florida                   13.5%
Georgia                   10.4%
New York                  10.0%
North Carolina             8.5%

Total: 59.5%

[end bar chart]

Top 5 Sectors
(by percentage of net assets)

[typeset representation of bar chart]

Power bonds                     16.4%
Water/sewer bonds               13.7%
State general
obligation bonds                 9.7%
County general
obligation bonds                 7.4%
College revenue
bonds                            7.3%

Total: 54.5%

[end bar chart]

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
December 31, 1995

 ----------------------------------------------    ----------    ---------   --------------
                                                   Principal     Maturity        Value
                                                    Amount         Date         (Note 1)
----------------------------------------------      --------      -------      ------------
MUNICIPAL BONDS 100.2%
California 17.1%
Orange County Local Transportation Authority,
California, Measure M Sales Tax Revenue Bonds,
Second Senior Bonds, Series 1992, FGIC Insured
6.00%                                             $  500,000    2/15/2007     $    532,540

Redevelopment Agency of the City of San Jose,
Merged Area Redevelopment Project, Tax
Allocation Bonds, MBIA Insured, Series 1993,
6.00%                                              1,000,000    8/01/2007        1,094,400

South Orange County Public Financing
Authority, Special Tax Revenue Bonds, 1994
Series B (Junior Lien Bonds), 7.00%                  500,000    9/01/2007          508,245

City of Duarte, California, Certificates of
Participation, (Hope National Medical Center),
6.00%                                                500,000    4/01/2008          505,950

State Public Works Board of the State of
California, Lease Revenue Refunding Bonds,
(The Regents of the University of California),
1993 Series A, (Various University of
California Projects), 5.40%                        2,000,000    6/01/2008        2,008,860

State of California, Various Purpose General
Obligation Bonds, 7.00%                              300,000    8/01/2008          353,643

Santa Clara County Financing Authority, (VMC
Facility Replacement Project), 1994 Series A
Bonds, AMBAC Insured, 7.75%                        1,000,000   11/15/2008        1,256,340

South Orange County Public Financing
Authority, Special Tax Revenue Bonds, 1994
Series B (Junior Lien Bonds), 7.00%                1,000,000    9/01/2009        1,012,500

California (cont'd)
Foothill/Eastern Transportation Corridor
Agency, Series 1995A Senior Lien Convertible
Capital Appreciation Bonds, 0.00%                 $1,695,000    1/01/2010     $  1,001,185

Southern California Public Power Authority,
San Juan Project, Series A, MBIA Insured,
5.375%                                             4,790,000    1/01/2011        4,842,690

California Housing Finance Agency, Home
Mortgage Revenue Bonds, 1991 Series G, Subject
to AMT, 6.95%                                        260,000    8/01/2011          280,805

Sacramento Power Authority, Cogeneration
Project Revenue Bonds, 1995 Series, 6.50%          1,300,000    7/01/2014        1,371,084

California Housing Finance Agency, Home
Mortgage Revenue Bonds, 1994 Series G, 7.20%       1,500,000    8/01/2014        1,637,265

Rancho California Water District Financing
Authority, Revenue Refunding Bonds, AMBAC
Insured, Series 1994, 5.00%                        4,000,000    8/15/2014        3,872,640

City of Stockton, Revenue Certificates of
Participation, 1995 Series A, (Wastewater
Treatment Plant Expansion), FGIC Insured,
6.70%                                              1,000,000    9/01/2014        1,125,960

California Educational Facilities Authority,
Series 1994 Revenue Bonds (Southwestern
University Project), 6.60%                         1,000,000   11/01/2014        1,095,020

County of Madera, California, Certificates
of Participation, (Valley Children's Hospital
Project), Series 1995, MBIA Insured, 6.50%         1,000,000    3/15/2015        1,140,750

The accompanying notes are an integral part of the financial statements.

                                      3

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

----------------------------------------------     ----------    ---------   --------------
                                                   Principal     Maturity        Value
                                                    Amount         Date         (Note 1)
----------------------------------------------      --------      -------      ------------
California (cont'd)
California Pollution Control Financing
Authority, Pollution Control Revenue Bonds,
(San Diego Gas & Electric Company), 1991
Series A, Subject to AMT, 6.80%                   $  600,000    6/01/2015     $    693,870

Roseville Joint Union High School District,
1992 General Obligation Bonds, Series B, FGIC
Insured, 0.00%                                     1,000,000    8/01/2015          337,920

California Educational Facilities Authority,
Revenue Bonds (University of Redlands), Series
1995, 5.875%                                       1,815,000   10/01/2015        1,874,695

State of California, Various Purpose General
Obligation Bonds, 5.25%                            1,000,000   10/01/2015          983,020

Santa Monica-Malibu Unified School District,
Los Angeles County, California, General
Obligation Bonds, Series 1993, (Public School
Facilities Reconstruction Projects), 5.50%         5,000,000    8/01/2018        5,003,400

Fresno Sewer Revenue Bonds, Series A-1, AMBAC
Insured, 5.25%                                     5,100,000    9/01/2019        5,085,873

State Public Works Board of the State of
California, Lease Revenue Bonds, (Department
of Justice Building), 1995 Series A, FSA
Insured, 5.625%                                    1,000,000    5/01/2020        1,004,480

East Bay Municipal Utility District Water
System, Revenue Refunding Bonds, Series 1993,
MBIA Insured, 5.00%                                2,000,000    6/01/2021        1,897,940

San Francisco City & County Sewer and Water
Revenue Refunding Bonds, FGIC Insured, 5.375%      2,395,000   10/01/2022        2,379,648

California (cont'd)
State of California, Department of Water
Resources, Central Valley Project, Water
System Revenue Bonds, Series O, 5.00%             $1,000,000   12/01/2022     $    959,960

University of California, Board of Regents,
Refunding Revenue Bonds, (Multiple Purpose
Projects), Series C, AMBAC Insured, 5.00%          5,000,000    9/01/2023        4,734,650

Long Beach, California Harbor Revenue Bonds,
Series 1995, Subject to AMT, MBIA Insured,
5.25%                                              1,000,000    5/15/2025          960,900

Public Facilities Financing Authority of the
City of San Diego, Sewer Revenue Bonds, Series
1995, FGIC Insured, 5.00%                          1,000,000    5/15/2025          952,650

San Joaquin Hills Transportation Corridor
Agency, (Orange County, California), Senior
Lien Toll Road Revenue Bonds, 7.00%                1,000,000    1/01/2030        1,066,560

California Housing Finance Agency, Home
Mortgage Revenue Bonds, 1990 Series D, Subject
to AMT, 7.875%                                        20,000    8/01/2031           21,395

Foothill/Eastern Transportation Corridor
Agency, Toll Road Revenue Bonds Series 1995A
Senior Lien, 5.00%                                 6,165,000    1/01/2035        5,239,942
                                                                             --------------
                                                                                56,836,780
                                                                             --------------
Connecticut 3.2%
State of Connecticut, Clean Water Fund Revenue
Bonds, 1991 Series, 7.00%                          1,000,000    1/01/2011        1,124,750

State of Connecticut, Special Tax Obligation
Bonds, Transportation Infrastructure Purposes,
1991 Series A, 6.50%                               1,500,000   10/01/2012        1,725,195

The accompanying notes are an integral part of the financial statements.

                                      4

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------

----------------------------------------------     ----------    ---------   --------------
                                                   Principal     Maturity        Value
                                                    Amount         Date         (Note 1)
----------------------------------------------      --------      -------      ------------
Connecticut (cont'd)
Connecticut Development Authority, Pollution
Control Refunding Bonds, (Pfizer Inc.
Project--1982 Series), 6.55%                     $ 2,500,000    2/15/2013     $ 2,767,050

State of Connecticut Health and Educational
Facilities Authority, Revenue Bonds,
Quinnipiac College Issue, Series D, 6.00%          5,000,000    7/01/2013       4,883,650
                                                                             --------------
                                                                               10,500,645
                                                                             --------------
Florida 13.5%
Escambia County, Florida, Road Improvement
Revenue Bonds, Series 1993A, 5.00%                   500,000    1/01/2000         505,580
Investment Portfolio (cont'd) The School Board
of Dade County, Florida, Certificates of
Participation, Series 1994A, MBIA Insured,
5.00%                                                500,000    5/01/2001         517,190

East County Water Control District, Water
Management Consolidated Refunding Bonds,
Series 1994, (Lee and Hendry Counties,
Florida), Series 1994, AGIC Insured, 5.375%          500,000   11/01/2001         526,085

Certificates of Participation, (School Board
of Hillsborough County, Florida, Master Lease
Program), Series 1994, MBIA Insured, 5.30%           500,000    7/01/2002         526,900

Dade County, Florida, Aviation Revenue
Refunding Bonds, Series 1994B (Non-AMT), 6.00%       500,000   10/01/2002         546,800

City of Titusville, Florida, Water and Sewer
Revenue Bonds, Series 1994, MBIA Insured,
5.20%                                                500,000   10/01/2002         530,260

Florida (cont'd)
St. Johns County Industrial Development
Authority, Industrial Development Revenue
Bonds, Series 1993A, (Vicar's Landing
Project), 6.20%                                  $   500,000    2/15/2003     $   512,650

Dade County, Florida, Special Obligation
Bonds, (Courthouse Center Project), Series
1994, 5.75%                                          500,000    4/01/2003         528,725

Certificates of Participation, Series 1994B,
The School Board of Seminole County, Florida,
MBIA Insured, 6.00%                                  500,000    7/01/2003         553,270

Certificates of Participation, Series 1994A,
The School Board of Seminole County, Florida,
MBIA Insured, 5.50%                                  500,000    7/01/2003         539,740

Charlotte County, Florida, Utility System
Revenue Bonds, Series 1994, FGIC Insured,
6.00%                                                500,000   10/01/2003         550,590

Palm Beach County, Florida General Obligation
Bonds, Series 1994, 7.00%                            250,000   12/01/2004         296,855

Florida Housing Finance Agency, Single Family
Mortgage Revenue Refunding Bonds, 1994 Series
A (Non-AMT), 5.75%                                   515,000    1/01/2005         536,635

Florida State Board of Education, Public
Education Capital Outlay Bonds, 1994 Series B,
5.625%                                               500,000    6/01/2005         534,815

Hillsborough County, Florida, Capital
Improvement Bonds, FGIC Insured, 6.00%               500,000    8/01/2005         550,260

The accompanying notes are an integral part of the financial statements.

                                      5

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

----------------------------------------------     ----------    ---------   --------------
                                                   Principal     Maturity        Value
                                                    Amount         Date         (Note 1)
----------------------------------------------      --------      -------      ------------
Florida (cont'd)
Collier County Health Facilities Authority,
Health Facility Refunding Revenue Bonds, (The
Moorings Inc. Project), Series 1994, 6.00%        $  500,000   12/01/2005     $   521,975

The School District of Dade County, Florida,
General Obligation School Bonds, Series 1995,
MBIA Insured, 5.10%                                  750,000    8/01/2006         774,742

Orange County, Florida, Public Service Tax
Revenue Bonds Series 1995, FGIC Insured, 5.90%       500,000   10/01/2012         532,230

Orlando Utilities Commission, Water and
Electric Subordinated Revenue Bonds, Series C,
6.75%                                              8,950,000   10/01/2017      10,703,484

Florida State Board of Education, Public
Education Capital Outlay Bonds, 1993 Series D,
5.125%                                             5,820,000    6/01/2018       5,687,013

Reedy Creek, Improvement District, (Florida),
(Located in Orange and Osceola Counties),
Utilities Revenue Improvement and Refunding
Bonds, Series 1994-1, MBIA Insured, 5.00%          5,000,000   10/01/2019       4,811,350

Martin County, Florida, Pollution Control
Revenue Refunding Bonds, (Florida Power &
Light Company Project), Series 1990, MBIA
Insured, 7.30%                                     1,250,000    7/01/2020       1,399,963

State of Florida Department of Transportation,
Turnpike Revenue Bonds, Series 1995A, FGIC
Insured, 5.50%                                     1,000,000    7/01/2021       1,007,920

Florida (cont'd)
Jacksonville Electric Authority,
(Jacksonville, Florida), Revenue Refunding
Bonds, Bulk Power-Scherer 4 Project A, 5.25%      $3,000,000   10/01/2021     $ 2,949,810

Vero Beach, Florida, Electric Power & Light,
Revenue Refunding Bonds, Series A, MBIA
Insured, 5.375%                                    5,000,000   12/01/2021       5,005,400

Florida State Board of Education, Public
Education Refunding Bonds, Series D, 5.125%        2,750,000    6/01/2022       2,662,880
Orlando Utilities Commission, Water and
Electric Subordinated Revenue Bonds, Series
1989C, Pre-Refunded to 10/1/99 @ 102, 7.00%*       1,000,000   10/01/2023       1,116,740
                                                                             --------------
                                                                               44,929,862
                                                                             --------------
Georgia 10.4%
State of Georgia, General Obligation Bonds,
Series 1992B, 6.25%                                4,300,000    3/01/2011       4,831,867

State of Georgia, General Obligation Bonds,
Series 1994D, 6.70%                                5,000,000    8/01/2009       5,857,200

State of Georgia, General Obligation Bonds,
Series 1994E, 6.75%                                1,000,000   12/01/2012       1,189,200

Cherokee County, Georgia, School System,
General Obligation Bonds, AMBAC Insured,
5.375%                                             4,000,000    2/01/2014       4,051,040

Metro Atlanta Rapid Transit Authority, 2nd
Indenture, Series A, AMBAC Insured, 5.125%         2,000,000    7/01/2018       1,944,060

Metro Atlanta Rapid Transit Authority, 2nd
Indenture, Series A, AMBAC Insured, 5.125%         3,000,000    7/01/2019       2,914,200

The accompanying notes are an integral part of the financial statements.

                                      6

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------

----------------------------------------------     ----------    ---------   --------------
                                                   Principal     Maturity        Value
                                                    Amount         Date         (Note 1)
----------------------------------------------      --------      -------      ------------
Georgia (cont'd)
DeKalb County, Georgia, General Obligation
Refunding Bonds, 5.25%                            $5,000,000    1/01/2020     $ 4,966,250

Fulton County, Georgia, School District,
General Obligation School Bonds, Series 1993,
5.625%                                             3,870,000    1/01/2021       3,933,545

DeKalb County, Georgia, Water & Sewer Revenue
Refunding Bonds, Series 1993, 5.25%                5,000,000   10/01/2023       4,927,700
                                                                             --------------
                                                                               34,615,062
                                                                             --------------
Hawaii 0.7%
State of Hawaii, General Obligation Bonds of
1991, Series BT, 6.125%*                           2,000,000    2/01/2010       2,180,860
                                                                             --------------
Illinois 1.1%
City of Chicago, Illinois, Gas Supply Revenue
Bonds, 1985 Series B (The Peoples Gas Light
and Coke Company Project), 7.50%                   3,300,000    3/01/2015       3,714,117
                                                                             --------------
Kansas 0.3%
State of Kansas, Department of Transportation,
Highway Revenue Bonds, Series 1992,
Pre-Refunded to 3/1/2002 @ 102, 6.50%              1,000,000    3/01/2008       1,121,660
                                                                             --------------
Maryland 1.7%
Howard County, Maryland, Multifamily Mortgage
Refunding Bonds, Series 1994, (Chase Glen
Project), Mandatory Put 7/1/2004 @ 100, 7.00%      5,000,000    7/01/2024       5,489,150
                                                                             --------------
Massachusetts 7.2%
Massachusetts Industrial Finance Agency, First
Mortgage Refunding Bonds, (Brookhaven
Retirement Community, Lexington--1994 Issue),
Series A, 6.75%                                    4,500,000    1/01/2001       4,639,770

Massachusets (cont'd)
Massachusetts Industrial Finance Agency, First
Mortgage Revenue Bonds, (Berkshire Retirement
Community, Lenox--1994 Issue), Series A,
6.375%                                            $1,500,000    7/01/2005     $ 1,512,180

The Commonwealth of Massachusetts General
Obligation Refunding Bonds, Series 1995A,
AMBAC Insured, 5.00%                               3,500,000    7/01/2010       3,464,405

Massachusetts State Water Resource Authority,
General Revenue Bonds, 1993 Series C, 6.00%        6,155,000   12/01/2011       6,718,059

Massachusetts Health and Educational
Facilities Authority, Refunding Bonds,
Massachusetts General Hospital Issue, Series
F, AMBAC Insured, 6.25%                            3,000,000    7/01/2012       3,356,580

Massachusetts Bay Transportation Authority,
General Transportation System Bonds, 1994
Series A Refunding Bonds, 7.00%                    3,385,000    3/01/2014       4,046,057
                                                                             --------------
                                                                               23,737,051
                                                                             --------------
Nebraska 3.2%
Omaha Public Power District (Nebraska),
Electric System Revenue Bonds, 1992, Series B,
6.20%                                              4,700,000    2/01/2017       5,245,623

Nebraska Public Power District, Power Supply
System Revenue Bonds, 1995 Series A, MBIA
Insured, 5.25%                                     5,475,000    1/01/2022       5,391,014
                                                                             --------------
                                                                               10,636,637
                                                                             --------------
New Hampshire 2.1%
New Hampshire Higher Educational and Health
Facilities Authority, First Mortgage Revenue
Bonds, RiverMead at Peterborough Issue, Series
1994, 7.375%                                       7,000,000    7/01/2000       7,067,060
                                                                             --------------

The accompanying notes are an integral part of the financial statements.

                                      7

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

----------------------------------------------     ----------    ---------   --------------
                                                   Principal     Maturity        Value
                                                    Amount         Date         (Note 1)
----------------------------------------------      --------      -------      ------------
New Jersey 0.3%
New Jersey Educational Facilities Authority,
Seton Hall University Project Revenue Bonds,
1991 Series D, 7.00%                             $ 1,000,000    7/01/2021     $ 1,094,580
                                                                             --------------
New York 10.0%
State of New York, Serial Bonds, 5.50%             4,000,000    3/01/2011       4,068,160

Triborough Bridge & Tunnel Authority, General
Purpose Revenue Bonds, Series Y, 6.00%             5,000,000    1/01/2012       5,442,100

The City of New York, General Obligation
Refunding Bonds, Fiscal 1991 Series B, 7.75%       3,990,000    2/01/2012       4,432,092
State of New York, Serial Bonds, 5.625%            2,000,000    6/15/2012       2,032,900

New York State Thruway Authority, General
Revenue Bonds, Series B, MBIA Insured, 5.00%       5,000,000    1/01/2014       4,827,350

New York Local Government Assistance Corp., (A
Public Benefit Corporation of the State of New
York), Series 1993E Refunding Bonds, 5.00%         9,500,000    4/01/2021       8,978,735

Niagara Falls, New York, Bridge & Toll
Commission, FGIC Insured, 5.25%                    3,400,000   10/01/2015       3,412,172
                                                                             --------------
                                                                               33,193,509
                                                                             --------------
North Carolina 8.5%
North Carolina Municipal Power Agency Number
1, Catawba Electric Revenue Bonds, Series
1992, MBIA Insured, 7.25%                          5,000,000    1/01/2007       5,970,550

County of Durham, North Carolina, Certificates
of Participation, (1991 Jail Facilities and
Computer Equipment Financing Project), 6.625%      1,850,000    5/01/2014       2,010,950

North Carolina (cont'd)
North Carolina, Eastern Municipal Power
Agency, Power System Revenue Bonds, Refunding
Series 1991A, 6.50%                              $10,525,000    1/01/2018     $12,616,633

North Carolina Housing Finance Agency,
Multifamily Revenue Refunding Bonds, (1992
Refunding Bond Resolution), Series B, 6.90%        6,990,000    7/01/2024       7,521,031
                                                                             --------------
                                                                               28,119,164
                                                                             --------------
Ohio 2.9%
Hamilton County, Ohio, Sewer System
Improvement and Refunding Revenue Bonds, 1991
Series A, (The Metropolitan Sewer District of
Greater Cincinnati), Pre-Refunded to 6/1/2001
@ 102, 6.70%*                                      2,000,000   12/01/2013       2,261,100

City of Cleveland, Ohio, Public Power System
Improvement First Mortgage Revenue Refunding
Bonds, Series 1991 B, 7.00%                        7,000,000   11/15/2017       7,508,340
                                                                             --------------
                                                                                9,769,440
                                                                             --------------
Oregon 0.3%
State of Oregon, Housing, Educational and
Cultural Facilities Authority, Revenue Bonds,
(Reed College Project), 1991 Series A, 6.75%*      1,000,000    7/01/2021       1,134,530
                                                                             --------------
Pennsylvania 4.7%
Scranton-Lackawanna Health and Welfare
Authority, Revenue Bonds, Series A of 1994,
(Allied Services Rehabilitation Hospitals
Project), 6.60%                                      500,000    7/15/2000         516,565

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------

 ----------------------------------------------------    -------    ---------   ------------
                                                      Principal     Maturity       Value
                                                         Amount       Date        (Note 1)
----------------------------------------------------     -------    ---------   ------------
Pennsylvania (cont'd)
Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Series 1994-41B (AMT), 5.50% $  410,000    4/01/2001     $  419,123

City of Bethlehem, Lehigh and Northampton Counties,
Pennsylvania, General Obligation Bonds, Series A of
1992, MBIA Insured, 6.00%                               600,000    6/01/2001        645,750

Allegheny County Sanitary Authority, Allegheny
County, Pennsylvania, Sewer Revenue Bonds, Series B
of 1994, MBIA Insured, 5.25%                            500,000   12/01/2001        521,085

Commonwealth of Pennsylvania, General Obligation
Bonds, Second Series of 1994, (Refunding and
Projects), MBIA Insured, 5.00%                          500,000    6/15/2002        515,260

Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Series 1994-39B (AMT), 6.00%    360,000    4/01/2003        376,938

Montgomery County Industrial Development Authority,
Health Facilities Revenue Bonds, Series of 1993,
(ECRI Project), 6.40%                                   855,000    6/01/2003        887,037

Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Series 1994-39B (AMT), 6.00%    375,000   10/01/2003        393,637

Delaware County Industrial Development Authority,
Revenue Bonds, Series of 1994, (Martins Run), 5.75%     500,000   12/15/2003        495,900

Pennsylvania (cont'd)
Montgomery County Higher Education and Health
Authority, Pennsylvania, Northwestern Corp., 6.50%   $1,140,000    6/01/2004     $ 1,232,032

Pennsylvania Intergovernmental Cooperation
Authority, Special Tax Revenue Refunding Bonds,
(City of Philadelphia Funding Program), Series of
1994, FGIC Insured, 7.00%                               500,000    6/15/2004        574,510

Pennsylvania Convention Center Authority, Refunding
Revenue Bonds, 1994 Series A, 6.25%                   1,000,000    9/01/2004      1,065,190

Southeastern Pennsylvania Transportation Authority,
Special Revenue Bonds, Series of 1995A, FGIC
Insured, 6.50%                                          200,000    3/01/2005        225,098

Pennsylvania Housing Finance Agency, Single Family
Mortgage Revenue Bonds, Series 1994-38 (Non-AMT),
5.50%                                                   330,000    4/01/2005        333,782

County of Bucks, Pennsylvania, General Obligation
Bonds, Series of 1995, 7.00%                            500,000    5/01/2005        593,460

The School District of Philadelphia, Pennsylvania,
General Obligation Refunding Bonds, Series A of
1995, AMBAC Insured, 6.25%                              500,000    9/01/2005        555,480

Monroeville, Pennsylvania, Hospital Authority,
Hospital Refunding Bonds, Forbes Health System,
5.75%                                                   500,000   10/01/2005        506,270

The accompanying notes are an integral part of the financial statements.

                                      9

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

----------------------------------------------------     -------    ---------   ------------
                                                      Principal     Maturity       Value
                                                         Amount       Date        (Note 1)
----------------------------------------------------     -------    ---------   ------------
Pennsylvania (cont'd)
Bradford Area School District, McKean County,
Pennsylvania, General Obligation Bonds, Series of
1995, FGIC Insured, 5.00%                            $  500,000   10/01/2005    $    513,155

Pennsylvania Higher Educational Facilities
Authority, (Commonwealth of Pennsylvania), (RIDC
Regional Growth-Carnegie), Revenue Bonds, 6.00%         350,000   11/01/2005         390,114

Bucks County Water and Sewer Authority, Bucks
County, Pennsylvania, Collection Sewer System Sewer
Revenue Bonds, Series of 1994, FGIC Insured, 6.15%      455,000   12/01/2005         489,070

Delaware County Authority, (Commonwealth of
Pennsylvania), (Villanova University), Revenue
Bonds, Series of 1995, AMBAC Insured, 5.25%             500,000    8/01/2006         515,535

Bethlehem Authority, Northampton and Lehigh
Counties, Pennsylvania, Water Revenue Refunding
Bonds, Series of 1994, MBIA Insured, 4.75%              500,000   11/15/2006         492,470

County of Cambria, Pennsylvania, General Obligation
Bonds, Series of 1994, FGIC Insured, 5.875%             500,000    8/15/2008         534,815

County of Allegheny, Pennsylvania, General
Obligation Bonds, Series C-44, FGIC Insured, 5.30%      435,000    6/01/2010         439,794

Pennsylvania Higher Educational Facilities
Authority, (Commonwealth of Pennsylvania),
(University of Pennsylvania), Revenue Bonds, Series
A, 5.60%                                                250,000    9/01/2010         260,582

Pennsylvania (cont'd)
Pennsylvania Economic Development Financing
Authority, Resource Recovery Revenue Bonds, (Colver
Project), Series 1994D, 7.05%                        $1,000,000   12/01/2010    $  1,076,450

Montgomery County Industrial Development Authority,
Pollution Control Revenue Refunding Bonds, 1991
Series A, (Philadelphia Electric Co. Project),
Subject to AMT, 7.60%                                 1,000,000    4/01/2021       1,094,090
                                                                                ------------
                                                                                  15,663,192
                                                                                ------------
Puerto Rico 1.0%
Puerto Rico Municipal Finance Agency Series A, FSA
Insured, 5.30%                                          500,000    7/01/2002         525,455

Puerto Rico Highway and Transportation Authority,
Highway Revenue Refunding Bonds, Series V, FSA
Insured, 6.375%                                         500,000    7/01/2008         554,305

Puerto Rico Public Buildings Authority, Government
Facilities Revenue Bonds, Series A, AMBAC Insured,
6.25%                                                 1,000,000    7/01/2010       1,129,990

Puerto Rico Electric Power Authority, Refunding
Revenue Bonds, Series Z, 5.25%                        1,000,000    7/01/2021         965,930
                                                                                ------------
                                                                                   3,175,680
                                                                                ------------
Tennessee 3.2%
City of Memphis, Tennessee, Electric System Revenue
Refunding Bonds, Series of 1992, 6.00%                2,250,000    1/01/2006       2,501,955

City of Memphis, Tennessee, Water Division Revenue
Refunding Bonds, Series of 1992-A, 6.00%              3,000,000    1/01/2012       3,196,680

The accompanying notes are an integral part of the financial statements.

                                      10

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------

----------------------------------------------------     -------    ---------   ------------
                                                      Principal     Maturity       Value
                                                         Amount       Date        (Note 1)
----------------------------------------------------     -------    ---------   ------------
Tennessee (cont'd)
The Metropolitan Government of Nashville and
Davidson County (Tennessee), Water and Sewer
Refunding Bonds, Series 1993, FGIC Insured, 5.20%    $5,000,000    1/01/2013    $  5,062,000
                                                                                ------------
                                                                                  10,760,635
                                                                                ------------
Texas 4.6%
City of Austin, Texas, Combined Utility Systems
Revenue Refunding Bonds, Series 1993, 5.80%           2,000,000   11/15/2006       2,201,460

Texas Turnpike Authority, Dallas North Tollway
System Revenue Refunding Bonds, Series 1996, FGIC
Insured, 6.50%+                                       5,100,000    1/01/2009       5,465,976

Texas Municipal Power Agency, Refunding Revenue
Bonds, Series 1991A, AMBAC Insured, 6.75%             1,000,000    9/01/2012       1,110,830

Harris County, Texas, General Obligation, Unlimited
Tax, Refunding and Toll Road Subordinate Lien
Revenue Bonds, Series 1991, 6.75%                     5,750,000    8/01/2014       6,321,550
                                                                                ------------
                                                                                  15,099,816
                                                                                ------------
Virginia 2.8%
The Rector and Visitors of the University of
Virginia, General Revenue Pledge Bonds, Series
1993B, 5.375%                                         3,250,000    6/01/2014       3,291,698

Virginia Public School Authority, School Financing
Bonds (1991 Resolution) Series 1995C, 5.00%           6,030,000    8/01/2015       5,897,159
                                                                                ------------
                                                                                   9,188,857
                                                                                ------------
Wisconsin 1.4%
Wisconsin Housing and Economic Development
Authority, Home Ownership Revenue Bonds, 1992 Series
2, Subject to AMT, 6.875%                            $4,250,000    9/01/2024    $  4,523,615
                                                                                ------------
Total Municipal Bonds and Investments  (Cost $313,871,284)--100.2%               332,551,902
Other Assets, Less Liabilities--(0.2)%                                              (525,699)
                                                                                ------------
Net Assets--100.0%                                                              $332,026,203
                                                                                ============

Federal Income Tax Information:

At December 31, 1995, the net unrealized
  appreciation of investments based on cost for
  Federal income tax purposes of $313,871,284 was
  as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                        $18,792,088
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  cost over value                                         (111,470)
                                                         ----------
                                                       $18,680,618
                                                         ==========

+ The delivery and payment of this security is beyond the normal settlement time of three business days after the trade date. The purchase price and interest rate are fixed at the trade date although interest is not earned until settlement date.
* This security is being used to collateralize the delayed delivery purchase noted above. The total market value of segregated securities is $6,693,230.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1995

Assets
Investments, at value (Cost $313,871,284) (Note 1)    $332,551,902
Interest receivable                                      7,132,956
Receivable for fund shares sold                             25,759
Receivable for securities sold                              20,000
Other assets                                                64,266
                                                        -----------
                                                       339,794,883

Liabilities
Payable for securities purchased                         5,977,581
Payable to custodian                                       419,883
Dividends payable                                          344,860
Payable for fund shares redeemed                           262,175
Accrued transfer agent and shareholder services
  (Note 2)                                                 251,279
Accrued management fee (Note 2)                            154,507
Accrued distribution and service fees (Note 4)             100,767
Accrued trustees' fees (Note 2)                             23,838
Other accrued expenses                                     233,790
                                                        -----------
                                                         7,768,680
                                                        -----------

Net Assets                                            $332,026,203
                                                        ===========
Net Assets consist of:
 Undistributed net investment income                  $    286,673
 Unrealized appreciation of investments                 18,680,618
 Accumulated net realized loss                          (2,635,682)
 Shares of beneficial interest                         315,694,594
                                                        -----------
                                                      $332,026,203
                                                        ===========
Net Asset Value and redemption price per share of
  Class A shares ($253,401,991 / 30,689,939 shares
  of beneficial interest)                                     $8.26
                                                        ===========
Maximum Offering Price per share of Class A shares
  ($8.26 / .955)                                              $8.65
                                                        ===========
Net Asset Value and offering price per share of
  Class B shares ($51,827,043 / 6,277,911 shares
  of beneficial interest)*                                    $8.26
                                                        ===========
Net Asset Value, offering price and redemption
  price per share of Class C shares ($22,614,311 /
  2,745,656 shares of beneficial interest)                    $8.24
                                                        ===========
Net Asset Value and offering price per share of
  Class D shares ($4,182,858 / 507,065 shares of
  beneficial interest)*                                       $8.25
                                                        ===========

*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended December 31, 1995

Investment Income
Interest                                                $16,829,328

Expenses
Management fee (Note 2)                                   1,523,237
Transfer agent and shareholder services (Note 2)            537,740
Custodian fee                                               141,763
Reports to shareholders                                      76,625
Registration fees                                            49,625
Audit fee                                                    35,285
Trustees' fees (Note 2)                                      30,683
Service fee--Class A (Note 4)                               591,340
Distribution and service fees--Class B (Note 4)             379,969
Distribution and service fees--Class D (Note 4)              12,037
Legal fees                                                    8,533
Miscellaneous                                                23,545
                                                          ----------
                                                          3,410,382
                                                          ----------
Net investment income                                    13,418,946
                                                          ----------

Realized and Unrealized Gain (Loss) on
  Investments and Futures Contracts
Net realized gain on investments (Notes 1 and 3)          8,386,787
Net realized loss on futures contracts (Note 1)              (2,991)
                                                          ----------
 Total net realized gain                                  8,383,796
Net unrealized appreciation of investments (Note 5)      20,715,649
                                                          ----------
Net gain on investments and futures contracts            29,099,445
                                                          ----------
Net increase in net assets resulting from operations    $42,518,391
                                                          ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

--------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------

                                           Year ended December 31
                                        ----------------------------
                                            1995           1994
------------------------------------     -----------   -------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                  $ 13,418,946    $ 15,317,645
Net realized gain (loss) on
  investments and futures contracts* 8,383,796 (9,547,878) Net unrealized appreciation
  (depreciation) of investments          20,715,649     (28,974,700)
                                          ---------      -----------
Net increase (decrease) resulting
  from operations                        42,518,391     (23,204,933)
                                          ---------      -----------
Dividends from net investment
  income:
 Class A                                (12,265,000)    (13,276,823)
 Class B                                 (1,664,544)     (1,437,982)
 Class C                                    (63,631)        (21,125)
 Class D                                    (52,929)        (42,707)
                                          ---------      -----------
                                        (14,046,104)    (14,778,637)
                                          ---------      -----------
Distribution from net realized
  gains:
 Class A                                        --         (379,796)
 Class B                                        --          (58,307)
 Class C                                        --             (535)
 Class D                                        --           (1,436)
                                          ---------      -----------
                                                --         (440,074)
                                          ---------      -----------
Net increase (decrease) from fund
  share transactions (Note 7)            28,826,529     (18,980,504)
                                          ---------      -----------
Total increase (decrease) in net
  assets                                 57,298,816     (57,404,148)
Net Assets
Beginning of year                       274,727,387     332,131,535
                                          ---------      -----------
End of year (including undistributed
  net investment income of $286,673
  and $880,566, respectively)          $332,026,203    $274,727,387
                                          =========      ===========
*Net realized gain (loss) for
  Federal income tax
  purposes (Note 1)                    $  7,274,722    $ (8,429,917)
                                          =========      ===========

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1995

Note 1

State Street Research Tax-Exempt Fund (the "Fund"), formerly MetLife-State Street Tax-Exempt Fund, is a series of State Street Research Tax-Exempt Trust (the "Trust"), formerly MetLife-State Street Tax-Exempt Trust, which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1986. Two series of the Trust are publicly offered: State Street Research Tax-Exempt Fund and State Street Research New York Tax-Free Fund.

The investment objective of the Fund is to seek a high level of interest income exempt from federal income taxes. In seeking to achieve its investment objective, the Fund invests primarily in tax-exempt debt obligations which the investment manager believes will not involve undue risk.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Investments of $1 million or more in Class A shares, which are not subject to any initial sales charge, are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Tax-exempt securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less amortization of premium and the estimated daily expenses of the Fund. Interest income is accrued daily as earned. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends

Dividends are declared daily by the Fund based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At December 31, 1995, the Fund had a capital loss carryforward of $1,155,195 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on December 31, 2002. In addition, as part of the transaction described in Note 5, the Fund acquired from State Street Research California Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund a capital loss carryforward of $1,246,007, of which $937,929 and $308,078 expires on December 31, 2001 and
2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through December 31, 1994 the Fund incurred net capital losses of $737,762 and has deferred and treated such losses as arising in the fiscal year ended December 31, 1995.

F. Futures Contracts

The Fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The Fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The Fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the Fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the Fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1995, the fees pursuant to such agreement amounted to $1,523,237.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1995, the amount of such expenses was $104,948.

The fees of the Trustees not currently affiliated with the Adviser amounted to $30,683 during the year ended December 31, 1995.

Note 3

For the year ended December 31, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $264,609,685 and $277,637,906, respectively.

Note 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1995, fees pursuant to such plan amounted to $591,340, $379,969 and $12,037 for Class A, Class B and Class D, respectively.

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------
NOTES (cont'd)
-------------------------------------------------------------------------------

Note 4 (cont'd)

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $74,456 and $505,190, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1995, and that MetLife Securities, Inc. earned commissions aggregating $261,685 on sales of Class B shares, and the Distributor collected contingent deferred sales charges aggregating $417,782 and $36 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 5

On December 15, 1995, the Fund acquired the assets and liabilities of State Street Research California Tax-Free Fund, State Street Research Florida Tax-Free Fund and State Street Research Pennsylvania Tax-Free Fund (the "Acquired Funds") in exchange for shares of each class of the Fund. The acquisition was accounted for as a tax-free exchange of 2,085,788 Class A shares, 1,364,200 Class B shares, 2,727,678 Class C shares and 375,835 Class D shares of the Fund for the net assets of the Acquired Funds which amounted to $17,040,955, $11,146,276, $22,230,046 and $3,067,368 for Class A, Class B,
Class C and Class D shares, respectively. The net assets of the Acquired Funds included $2,518,588 of unrealized appreciation at the close of business on December 15, 1995. The net assets of the Fund immediately after the acquisition were $329,021,552.

Note 6

At December 31, 1995, investments totalling 12.5% and 10.2% of the Fund's net assets were insured as to the timely payment of principal and interest by Municipal Bond Investors Assurance Corp. (MBIA) and AMBAC Indemnity Corp. (AMBAC), respectively.

Note 7

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1995, Metropolitan owned 184,018 Class A, 122,995 Class B, 1,133,487 Class C and 245,390 Class D shares and the Distributor owned 13,825 Class A shares and one Class C share of the Fund.

Share transactions were as follows:

                                                          Year ended December 31
                                        ----------------------------------------------------------
                                                   1995                          1994
                                         -------------------------   -----------------------------
Class A                                   Shares         Amount         Shares          Amount
------------------------------------     ----------    -----------    -----------   --------------
Shares sold                              4,674,154   $ 37,484,244      4,795,156     $ 38,277,992
Issued upon reinvestment of:
   Dividends from net investment
  income                                 1,134,792      8,963,324      1,261,918        9,851,273
 Distribution from net realized
  gains                                         --             --         43,200          322,270
Shares repurchased                      (7,024,141)   (55,275,274)   (10,125,093)     (79,111,629)
                                          --------      ---------      ---------      ------------
Net decrease                            (1,215,195)  $ (8,827,706)    (4,024,819)    $(30,660,094)
                                          ========      =========      =========      ============
Class B                                    Shares        Amount         Shares           Amount
------------------------------------      --------      ---------      ---------      ------------
Shares sold                              2,374,570   $ 19,127,552      2,332,039     $ 18,581,303
Issued upon reinvestment of:
   Dividends from net investment
  income                                   164,613      1,301,099        148,150        1,150,376
 Distribution from net realized
  gains                                         --             --          6,731           50,145
Shares repurchased                        (999,139)    (7,870,018)    (1,035,950)      (7,990,693)
                                          --------      ---------      ---------      ------------
Net increase                             1,540,044   $ 12,558,633      1,450,970     $ 11,791,131
                                          ========      =========      =========      ============
Class C                                    Shares        Amount         Shares           Amount
------------------------------------      --------      ---------      ---------      ------------
Shares sold                              2,740,046   $ 22,327,564         10,183     $     81,311
Issued upon reinvestment of:
   Dividends from net investment
  income                                     4,806         38,781          2,602           20,345
 Distribution from net realized
  gains                                         --             --             72              535
Shares repurchased                         (43,984)      (354,433)       (24,703)        (192,917)
                                          --------      ---------      ---------      ------------
Net increase (decrease)                  2,700,868   $ 22,011,912        (11,846)    $    (90,726)
                                          ========      =========      =========      ============
Class D                                    Shares        Amount         Shares           Amount
------------------------------------      --------      ---------      ---------      ------------
Shares sold                                417,377   $  3,395,688         36,875     $    296,347
Issued upon reinvestment of:
   Dividends from net investment
  income                                     2,759         21,771          1,725           13,235
 Distribution from net realized
  gains                                         --             --            180            1,341
Shares repurchased                         (41,573)      (333,769)       (42,597)        (331,738)
                                          --------      ---------      ---------      ------------
Net increase (decrease)                    378,563   $  3,083,690         (3,817)    $    (20,815)
                                          ========      =========      =========      ============

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                Class A
                                                         -----------------------------------------------------
                                                                        Year ended December 31
                                                         -----------------------------------------------------
                                                           1995       1994       1993       1992       1991
-----------------------------------------------------     -------    -------    -------    -------   ---------
Net asset value, beginning of year                        $ 7.46     $ 8.43     $ 7.94     $ 7.69       $ 7.30
Net investment income                                        .39        .40        .40        .43          .44
Net realized and unrealized gain (loss) on
  investments                                                .82       (.98)       .54        .27          .39
Dividends from net investment income                        (.41)      (.38)      (.39)      (.43)        (.44)
Distributions from net realized gains                      --          (.01)      (.06)      (.02)          --
                                                           -----      -----      -----      -----      -------
Net asset value, end of year                              $ 8.26     $ 7.46     $ 8.43     $ 7.94       $ 7.69
                                                           =====      =====      =====      =====      =======
Total return                                               16.58%+    (6.90)%+   12.11%+     9.34%+      11.81%+
Net assets at end of year (000s)                        $253,402   $238,097   $302,845   $203,312     $118,157
Ratio of operating expenses to average net assets           1.13%      1.20%      1.20%      1.20%        1.25%
Ratio of net investment income to average net
  assets**                                                  4.95%      5.07%      4.85%      5.48%        6.00%
Portfolio turnover rate                                    97.32%     78.63%     36.16%     27.44%       81.75%

                                                 Class B                            Class C
                                      ------------------------------   ----------------------------------
                                         Year ended December 31              Year ended December 31
                                      ------------------------------   ----------------------------------
                                      1995       1994        1993*       1995        1994         1993*
---------------------------------     ------    --------    --------    --------    --------   ----------
Net asset value, beginning of
  year                               $ 7.46     $ 8.43      $ 8.25      $  7.45     $ 8.41       $ 8.25
Net investment income                   .33        .34         .19          .40        .42          .23
Net realized and unrealized gain
  (loss) on investments                 .82       (.97)        .24          .81       (.96)         .22
Dividends from net investment
  income                               (.35)      (.33)       (.19)        (.42)      (.41)        (.23)
Distributions from net realized
  gains                               --          (.01)       (.06)       --          (.01)        (.06)
                                       ----     -------     -------     -------     -------       --------
Net asset value, end of year         $ 8.26     $ 7.46      $ 8.43      $  8.24     $ 7.45       $ 8.41
                                       ====     =======     =======     =======     =======       ========
Total return                          15.72%+    (7.59)%+     5.20%+++    16.76%+    (6.56)%+      5.54%+++
Net assets at end of year (000s)    $51,827    $35,338     $27,695      $22,614       $334         $477
Ratio of operating expenses to
  average net assets                   1.88%      1.95%       1.95%++      0.88%      0.95%        0.96%++
Ratio of net investment income to
  average net assets**                 4.19%      4.35%       3.93%++      4.85%      5.26%        4.92%++
Portfolio turnover rate               97.32%     78.63%      36.16%       97.32%     78.63%       36.16%

                                                         Class D
                                           ----------------------------------
                                                  Year ended December 31
                                           ----------------------------------
                                              1995        1994        1993*
 ---------------------------------------    --------    --------   ----------
Net asset value, beginning of year          $  7.46      $ 8.43       $ 8.25
Net investment income                           .33         .34          .19
Net realized and unrealized gain (loss)
  on investments                                .81        (.97)         .23
Dividends from net investment income           (.35)       (.33)        (.18)
Distributions from net realized gains         --           (.01)        (.06)
                                             -------     -------      --------
Net asset value, end of year                $  8.25      $ 7.46       $ 8.43
                                             =======     =======      ========
Total return                                  15.58%+     (7.59)%+      5.19%+++
Net assets at end of year (000s)             $4,183        $958       $1,115
Ratio of operating expenses to average
  net assets                                   1.88%       1.95%        1.99%++
Ratio of net investment income to
  average net assets**                         4.13%       4.31%        3.92%++
Portfolio turnover rate                       97.32%      78.63%       36.16%

  *June 7, 1993 (commencement of share class designations) to December 31,
   1993.
 **The ratio of net investment income to average net assets differs among classes by amounts other than the difference in expense ratios because of fluctuations during the year in relative levels of assets in each class and in interest income earned.
 ++Annualized.
  +Total return figures do not reflect any front-end or contingent deferred sales charges.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of State Street Research
Tax-Exempt Trust and the Shareholders of State Street Research Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Tax-Exempt Fund (formerly MetLife-State Street Tax-Exempt Fund) (a series of State Street Research Tax-Exempt Trust, hereafter referred to as the "Trust") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 2, 1996

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

Throughout 1995, the slowing economy, low inflation, and declining interest rates created a very favorable environment for bond investing. In 1995, municipal bonds experienced their strongest returns since 1986, which helped buoy Tax-Exempt Fund's returns.

In an effort to keep the economy from slowing too much, the Federal Reserve Board made two interest-rate cuts in the second half of the year, which also helped fuel the bond rally. These factors were instrumental in helping the Fund's performance.

The Fund entered 1995 with a shorter duration than the market average. To take advantage of the falling interest-rate environment, the Fund gradually lengthened duration, which positively affected returns.

In selecting bonds for the portfolio, the Fund targeted states whose bonds demonstrated high demand and low supply.

The Fund benefited from a strong overweighting in California bonds, which performed well.

December 31, 1995

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In March 1992, the Fund changed its investment objective to eliminate requirements that a percentage of the Fund be invested in certain rating categories. Previously, it was required to invest 80% in securities rated A, BBB, BB, or better. Past performance, therefore, may not be indicative of future results. Performance for a class includes periods prior to the adoption of class designations. Performance reflects up to maximum 4.5% front-end or 5% contingent deferred sales charges. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .25%, and performance thereafter reflects 12b-1 fees of 1%, which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. The Lehman Municipal Bond Index represents approximately 15,000 fixed-coupon, investment-grade municipal bonds. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                  Comparison Of Change In Value Of A $10,000
                      Investment In Tax Exempt Fund and
                       the Lehman Municipal Bond Index

                                Class A Shares

              Average Annual Total Return
 -------------------------------------------------------
     1 Year              5 Years          Life of Fund
 -------------------------------------------------------
     +11.3%               +7.27              +7.04%
 -------------------------------------------------------

         Lehman Municipal          Tax-Exempt
            Bond Index               Fund

 8/86          10000                 9550
12/86          10371                 9890
12/87          10527                 9748
12/88          11597                11063
12/89          12849                12128
12/90          13785                12713
12/91          15459                14213
12/92          16821                15538
12/93          18888                17420
12/94          17911                16218
12/95          21038                18906


                                Class B Shares

              Average Annual Total Return
 -------------------------------------------------------
     1 Year              5 Years          Life of Fund
 -------------------------------------------------------
     +10.72               +7.55%             +7.35%
 -------------------------------------------------------

         Lehman Municipal          Tax-Exempt
            Bond Index               Fund
 8/86         10000                  10000
12/86         10371                  10355
12/87         10527                  10208
12/88         11597                  11585
12/89         12849                  12699
12/90         13785                  13313
12/91         15459                  14883
12/92         16821                  16270
12/93         18888                  18165
12/94         17911                  16786
12/95         21038                  19425

                                Class C Shares

              Average Annual Total Return
 -------------------------------------------------------
     1 Year              5 Years          Life of Fund
 -------------------------------------------------------
     +16.76%              +8.35%             +7.62%
 -------------------------------------------------------

         Lehman Municipal          Tax-Exempt
            Bond Index               Fund
 8/86         10000                  10000
12/86         10371                  10355
12/87         10527                  10208
12/88         11597                  11585
12/89         12849                  12699
12/90         13785                  13313
12/91         15459                  14883
12/92         16821                  16270
12/93         18888                  18224
12/94         17911                  17028
12/95         21038                  19882

                                Class D Shares

              Average Annual Total Return
 -------------------------------------------------------
     1 Year              5 Years          Life of Fund
 -------------------------------------------------------
     +14.58%              +7.82%             +7.34%
 -------------------------------------------------------

         Lehman Municipal          Tax-Exempt
            Bond Index               Fund
 8/86         10000                 10000
12/86         10371                 10355
12/87         10527                 10208
12/88         11597                 11585
12/89         12849                 12699
12/90         13785                 13313
12/91         15459                 14883
12/92         16821                 16270
12/93         18888                 18163
12/94         17911                 16784
12/95         21038                 19399

[end line charts]

STATE STREET RESEARCH TAX-EXEMPT FUND

-------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH TAX-EXEMPT
TRUST
-------------------------------------------------------------------------------

Fund Information

State Street Research
Tax-Exempt Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and Chief
Executive Officer

Paul J. Clifford, Jr.
Vice President

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A.Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company
Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School
of Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[back cover]

State Street Research Tax-Exempt Fund                              Bulk Rate
One Financial Center                                              U.S. Postage
Boston, MA 02111                                                     PAID
                                                                 Brockton, MA
                                                                 Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
    State Street Research
    Shareholder Services
    P.O. Box 8408
    Boston, MA 02266-8408

[State Street logo] STATE STREET RESEARCH

This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

CONTROL NUMBER: 2965-960216(0397)SSR-LD
Cover Illustration by Dorothy Cullinan
TE-929D-296